Exhibit 32   Section 1350 Certification
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of BancWest Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don J. McGrath, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Date: November 14, 2005

/s/ Don J. McGrath

Don J. McGrath
President and Chief Executive Officer
     A signed original of this written statement required by Section 906 has been provided to BancWest Corporation and will be retained by BancWest Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32   Section 1350 Certification
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of BancWest Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas C. Grigsby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Date: November 14, 2005

/s/ Douglas C. Grigsby

Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer
     A signed original of this written statement required by Section 906 has been provided to BancWest Corporation and will be retained by BancWest Corporation and furnished to the Securities and Exchange Commission or its staff upon request.